UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2012

PROGAMING PLATFORMS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-168527	98-0663823
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Mazeh Street, Apartment 12,
Tel Aviv, Israel 65789
(Address of principal executive offices and Zip Code)

+ 972 (54) 222-9702
(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of Tamir Levinas

On May 3, 2012, Mr. Tamir Levinas, the Company's Chief Executive Officer, informed the Company that he has resigned from his position as CEO, effective May 3, 2012, pursuant to a contractual commitment made in connection with the sale of another company with which Mr. Levinas is involved.  Mr. Levinas's resignation is not the result of any disagreement with the Company relating to the Company’s operations, policies, or practices.  Mr. Levinas will continue to serve as a member of the Company's Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGAMING PLATFORMS CORP.

By:	/s/ Doron Uziel
Name:	Mr. Doron Uziel
Title:	Chief Financial Officer

Date:           May 7, 2012